Exhibit 99.2

Ondas to Acquire Omnisys, Adding Battle-Proven Battlefield Orchestration Software Across Autonomous Defense Systems

With 25 Years of Operational Deployment, Omnisys Supports Complex Multi-Domain Defense Missions Across Multiple Operational Architectures

Combat-Proven Battlefield Optimization Software Capabilities Will Accelerate Ondas’ Transition to a Software-Defined Autonomous Defense Orchestrator

Adds High-Margin Mission Software and Expands Global Defense Opportunities

WEST PALM BEACH, FL / May 18, 2026 / Ondas Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of advanced autonomous systems and next-generation defense and security technologies, today announced it has entered into a definitive agreement to acquire 100% of Omnisys Ltd., an Israeli developer of AI-powered Battle Resource Optimization (BRO) software for multi-domain defense planning and real-time decision-making. The acquisition marks a major strategic milestone in Ondas’ evolution into a software-defined defense technology company. Omnisys’ BRO platform is expected to serve as a core orchestration layer across Ondas’ growing autonomous systems portfolio, enabling mission planning, operational coordination, and real-time battlefield resource optimization across sensors, autonomous systems, and defense assets operating within complex mission environments.

Modern warfare is increasingly defined by high-volume, multi-domain threats occurring at machine speed across air, ground, electronic warfare, and cyber environments. Human operators alone can no longer effectively coordinate the growing number of sensors, effectors, and autonomous systems operating simultaneously across contested battlespaces. For more than 25 years, Omnisys’ BRO platform has addressed this challenge within some of the world’s most advanced operational defense architectures, continuously optimizing battlefield resources and supporting real-time decision-making across layered, multi-mission operational environments. BRO enables dynamic resource allocation, mission prioritization, and coordinated system responses designed to maximize operational effectiveness, asset utilization, and mission success under high-intensity combat conditions.

“Omnisys and its BRO platform will represent a major advancement of Ondas’ customer-focused systems-of-systems roadmap for autonomous defense and security solutions,” said Eric Brock, Chairman and CEO of Ondas. “BRO is a proven, battle-tested software platform that delivers meaningful operational value by improving planning, battlefield resource optimization, and real-time mission execution across complex multi-domain environments. Its vendor-agnostic architecture and interoperability across broader defense ecosystems will strengthen our ability to integrate into existing customer infrastructures and support the delivery of scalable, mission-ready solutions for global defense markets.”

Omnisys’ BRO platform serves as a modular, vendor-agnostic AI software suite that integrates data from sensors, command-and-control systems, autonomous platforms, and operational assets into a unified operational picture. Using advanced AI algorithms and operations research methodologies, BRO generates optimized courses of action in real time across the full mission lifecycle — from pre-mission planning to in-mission adaptation and post-mission analysis. The platform has been combat-proven at scale, including deployment in complex multi-layer air defense operations, where it improved the effectiveness of layered defense systems while maximizing utilization of constrained battlefield resources through real-time optimization across multiple systems simultaneously.

“At Ondas Autonomous Systems, our mission is to deliver integrated, combat-proven technologies that operate as a unified force in the field,” said Oshri Lugassy, Co-CEO of Ondas Autonomous Systems. “With the addition of Omnisys and its BRO platform, we believe we are adding one of the most advanced and operationally validated AI decision and battlefield orchestration engines into our architecture. This enables true closed-loop operations, connecting sensors, platforms, and effectors into a single intelligent operational framework capable of detecting, deciding, orchestrating, and acting in real time across complex and dynamic battle environments.”

“I am incredibly proud of what Omnisys has built over the years — a mission-driven company with exceptional people, a strong culture, and a deep commitment to contributing to the security of the State of Israel,” said Ofer Yarden, CEO of Omnisys. “That mission led to the development of BRO, a unique, battle-proven capability that helps defense organizations optimize resources, accelerate operational decision-making, and execute complex missions in real time. We are excited to join Ondas and leverage its global reach and resources to expand the adoption of BRO across international defense markets.”

The acquisition directly supports Ondas’ broader growth strategy and builds on recent momentum across its autonomous systems portfolio, including expanding deployments of ISR platforms, counter-UAS systems, and integrated defense solutions worldwide. By adding a high-margin, software-driven business with a 25-year track record of operational deployment and profitability, Ondas will strengthen both its financial profile and its ability to deliver larger, higher-value software-enabled defense programs.

The integration of BRO technology into Ondas’ architecture will establish a unified “sense-decide-orchestrate-act” operational framework spanning ISR, strike, electronic warfare, counter-UAS, and air defense missions. BRO operates as a complementary battlefield orchestration and optimization layer alongside Ondas’ AI and mission autonomy platform, SkyWeaver, enhancing mission planning, coordination, and real-time resource optimization across complex operational environments. The platform’s vendor-agnostic design enables scalable orchestration of autonomous aerial and ground systems across tactical, operational, and national defense environments while accelerating deployment timelines for advanced multi-domain defense solutions.

Strategically, the acquisition will expand Ondas’ position within the global defense ecosystem and strengthen its relationships with leading defense integrators and customers. Omnisys has established a strong market position through long-term deployment within some of the world’s most advanced customers and operational environments, and broad integration across existing defense infrastructures. Through Ondas’ growing international footprint, Ondas believes it is well positioned to expand into additional U.S. and allied defense markets while accelerating its transition toward fully integrated, intelligent, software-defined defense systems-of-systems.

For additional information regarding the terms of the definitive agreement, please see the Current Report on Form 8-K to be filed with the Securities and Exchange Commission later today.

About Ondas Inc.

Ondas Inc. (Nasdaq: ONDS) is a leading provider of autonomous systems, robotics, and mission-critical technologies for defense, homeland security, public safety, critical infrastructure, and industrial markets. The Company develops and deploys integrated unmanned and autonomous platforms across air, ground, and stratospheric environments, including autonomous drone systems, counter-UAS technologies, robotic ground systems, advanced unmanned aircraft and propulsion solutions, demining and engineering systems, and integrated sensing and communications technologies designed to support intelligence, surveillance, reconnaissance, security, and operational missions in complex environments. Ondas’ solutions are deployed globally by government, defense, and commercial customers to protect infrastructure, borders, transportation networks, personnel, and strategic assets.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading "Risk Factors" discussed under the caption "Item 1A. Risk Factors" in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption "Item 1A. Risk Factors" in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

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Media Contact for Ondas Inc.

Escalate PR

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Preston Grimes

Marketing Manager, Ondas Inc.

preston.grimes@ondas.com

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